Contracts in Process - Components of Contracts in Process (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Components of contracts in process
Unbilled contract receivables, gross	$ 2,547	$ 2,879
Unliquidated progress payments	(1,035)	(1,255)
Unbilled contract receivables, net	1,512	1,624
Inventoried contract costs, gross	1,093	1,101
Unliquidated progress payments	(81)	(128)
Inventoried contract costs, net	1,012	973
Total contracts in process	$ 2,524	$ 2,597